                                                               Exhibit 99.2



ZCBI2B                            DETACH HERE

                                     PROXY

                       C-BRIDGE INTERNET SOLUTIONS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE SPECIAL MEETING OF STOCKHOLDERS, SEPTEMBER 19, 2001

                 (SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)


     The undersigned hereby appoints each of Joseph M. Bellini and Clifford B. Thompson jointly and severally, as proxies, with power of substitution, to vote all shares of C-bridge Internet Solutions, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the Special Meeting of Stockholders of C-bridge Internet Solutions, Inc., or any adjournment thereof.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

---------------                                                  ---------------
  SEE REVERSE                                                      SEE REVERSE
     SIDE                                                              SIDE
---------------                                                  ---------------

C-BRIDGE INTERNET
SOLUTIONS, INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

----------------------
  VOTE BY TELEPHONE
----------------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND
   PROXY CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.
------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------------
   VOTE BY INTERNET
----------------------

It's fast, convenient, and your vote is immediately confirmed and posted.

------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND
   PROXY CARD.

2. GO TO THE WEBSITE
   http://www.eproxyvote.com/cbis

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.
------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/cbis anytime!



    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET




ZCBI2A                            DETACH HERE


    PLEASE MARK
|X| VOTES AS IN
    THIS EXAMPLE.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                                                     FOR AGAINST ABSTAIN
1. Approval and adoption of the                      | |   | |     | |
   Agreement and Plan of
   Reorganization dated as of May 22,
   2001 among eXcelon Corporation,
   Comet Acquisition Corp. and
   C-bridge.

MARK HERE
IF YOU PLAN    | |
TO ATTEND
THE MEETING

MARK HERE
FOR ADDRESS    | |
CHANGE AND
NOTE BELOW

                                                     FOR AGAINST ABSTAIN
2. Grant to C-bridge's management of                 | |   | |     | |
   discretionary authority to adjourn the
   special meeting to a date or dates
   not later than October 19, 2001, if
   necessary to enable C-bridge's
   board of directors to solicit additional proxies in favor of the proposal to approve and adopt the Agreement and Plan of Reorganization.

3. In their discretion, upon any other business as may properly come before the special meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1 AND 2 AND AT THE DISCRETION OF THE PROXIES, OR ANY OF THEM, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING (NO OTHER BUSINESS IS CURRENTLY KNOWN).

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature: ________________ Date: ______ Signature: ________________ Date:______